SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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V.I. Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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V.I. TECHNOLOGIES, INC.

134 Coolidge Avenue

Watertown, Massachusetts 02472

Dear Stockholder:

We cordially invite you to attend the annual meeting of stockholders of V.I. Technologies, Inc. (the “Company”). The annual meeting will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on December 15, 2004 at 10:00 a.m. local time for the following purposes:

1.	To elect one Class II Director to serve until the 2006 Annual Meeting of Stockholders or until his successor is elected and qualified.
2.	To elect three Class III Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified.
3.	To ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year.
4.	To consider any and all other matters that may properly come before the annual meeting or any adjournment thereof.

The proposals are discussed in more detail in the attached proxy statement. Please read the attached proxy statement carefully. Only stockholders who owned shares at the close of business on November 10, 2004, the record date set by our Board of Directors for the annual meeting, are entitled to attend and vote at the annual meeting or any adjournment of the annual meeting.

You are urged to attend the annual meeting in person, but, if you are unable to do so, the Board of Directors would appreciate the prompt return of the enclosed proxy card, dated and signed or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. We encourage you to vote electronically if you have that option. You may revoke your proxy at any time before it is exercised, and your proxy will not be exercised if you attend the annual meeting and vote in person.

By Order of the Board of Directors,
Thomas T. Higgins
Secretary

Watertown, Massachusetts

November 15, 2004

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY PROMPTLY.

V.I. TECHNOLOGIES, INC.

134 Coolidge Avenue

Watertown, Massachusetts 02472

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2004

TIME:	10:00 a.m. local time

DATE:	December 15, 2004

PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, Massachusetts 02111

PURPOSES:

1.	To elect one Class II Director to serve until the 2006 Annual Meeting of Stockholders or until his successor is elected and qualified.

2.	To elect three Class III Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified.

3.	To ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year.

4.	To consider any and all other matters that may properly come before the annual meeting or any adjournment thereof.

WHO	MAY VOTE:

You may vote if you were the record owner of V.I. Technologies, Inc. common stock at the close of business on November 10, 2004. A list of stockholders of record will be available at the annual meeting and during the 10 days prior to the annual meeting, at the office of the Secretary at the Company’s address above.

Watertown, Massachusetts

November 15, 2004

By Order of the Board of Directors

Thomas T. Higgins

Secretary

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

PROXY STATEMENT FOR THE V.I. TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2004

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

AND THE ANNUAL MEETING

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which the Board of Directors of V.I. Technologies, Inc. would like you, as a stockholder, to vote at an annual meeting of the stockholders of the Company, which will take place on December 15, 2004. It also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about November 15, 2004 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to V.I. Technologies, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock on November 10, 2004 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 54,461,649 shares of the Company’s common stock outstanding on November 10, 2004. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership by Management and Principal Stockholders” on pages 10-11 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Mr. Thomas Higgins and Ms. Chithra Baylis, Chief Financial Officer and Controller, respectively, of the Company, as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing Mr. Higgins and Ms. Baylis to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, Mr. Higgins and Ms. Baylis will vote your shares, under your proxy, according to their best judgment.

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If your proxy card or instructions form so indicates, you may submit your proxy electronically via the Internet or telephone. You are encouraged to vote electronically, if you have that option.

What am I voting on?

We are asking stockholders to vote on the following matters:

•	elect one Class II Director to serve until the 2006 Annual Meeting of Stockholders or until his successor is elected and qualified;

•	elect three Class III Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified; and

•	ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year.

The Board of Directors has adopted resolutions approving each of these proposals. We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that the stockholders vote “for” the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    Stockholder of Record

If on November 10, 2004 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Stockholders of record may also submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions or by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions or by voting in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card or vote electronically via the Internet or telephone to ensure that your vote is counted. You are encouraged to vote electronically if you have that option.

II

    Beneficial Owner

If on November 10, 2004 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a annual request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1)	You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of Mr. Higgins and Ms. Baylis if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the election of the Class II Director;

•	to approve the election of the Class III Directors;

•	to ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year; and

•	according to the best judgment of Mr. Higgins and Ms. Baylis if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)	You may vote by telephone.

Stockholders of record may submit their proxies by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions. You are encouraged to vote electronically.

(3)	You may vote through the Internet.

Stockholders of record may submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions. You are encouraged to vote electronically.

III

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site.

Votes submitted via the Internet or by telephone must be received by 2:00 p.m. Eastern Standard Time, on December 14, 2004. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

(4)	You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards or vote electronically using all proxy cards to ensure that all of your shares are voted.

What does “Householding of Annual Disclosure Documents” mean?

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce

IV

Company’s expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “hou V eholding” and would like to receive your own set of Vitex’s annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another Vitex stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your Vitex shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, Brooklyn, NY 11219.

•	If a broker or other nominee holds your Vitex shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written notice to the Secretary of the Company, Mr. Thomas Higgins, stating that you would like to revoke your proxy of a particular date,

•	signing another proxy card with a later date and returning it before the polls close at the annual meeting,

•	in the case of a stockholder who may properly vote electronically via the Internet or by telephone, by submitting a later vote using those same methods, or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

V

Will my shares be voted if I do not sign and return my proxy card?

(1)	If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

Brokerage firms have authority under the rules of The Nasdaq Stock Market to vote customers’ unvoted shares on some “routine” matters. The proposals to (a) elect one Class II Director, (b) elect three Class III Directors, and (c) ratify the appointment of KPMG LLP as the Company’s independent accountants are routine matters. If you do not give a proxy to vote your shares, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a “broker non-vote.” Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must request a legal proxy from your stockbroker in order to vote at the annual meeting. We encourage you to provide instructions to your brokerage firm by giving your proxy to your broker. This ensures your shares will be voted at the annual meeting.

(2)	If your shares are in your name and you do not sign and return your proxy card or vote electronically via the Internet or by telephone, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” or “withheld” on approving the election of the Class II and Class III Directors and you may vote “for,” “against,” or “abstain” on all other proposals.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

To hold the annual meeting and conduct business, a majority of the Company’s outstanding shares entitled to vote as of November 10, 2004 must be present at the annual meeting. This is called a quorum.

Shares are counted as present at the annual meeting if the stockholder either:

•	is present and votes in person at the annual meeting,

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•	has properly voted electronically via the Internet or by telephone, or

•	has properly submitted a proxy card.

How many votes are required to elect the Class II and Class III directors?

The affirmative vote of the holders of a plurality of the votes cast by stockholders entitled to vote at the election. Broker non-votes will not be counted in determining the shares entitled to vote nor treated as votes cast.

How many votes are required to ratify the appointment of the Company’s independent auditors?

A majority of the shares present or represented at the annual meeting, in person or by proxy, and entitled to vote, excluding broker non-votes. Abstentions will have the effect of a negative vote and broker non-votes will have no effect.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

A majority of the shares present or represented at the annual meeting, in person or by proxy, and entitled to vote, excluding broker non-votes.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and will announce the final results in our annual report on Form 10-K for the year ending January 1, 2005. We will file that report with the SEC, and you can obtain a copy by calling the SEC at 1-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also obtain a copy on the Internet at www.vitechnologies.com.

Who can help answer my questions?

You can call Thomas Higgins, our Chief Financial Officer, or Chithra Baylis, our Controller at (617) 926-1551 with any questions about proposals described in this proxy statement or how to execute your vote.

VII

PROXY STATEMENT

Our Board of Directors is soliciting proxies for the annual meeting of stockholders to be held on December 15, 2004 at 10 a.m. local time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the annual meeting.

Our Board of Directors set November 10, 2004 as the record date for the annual meeting. Stockholders who owned shares of common stock of V.I. Technologies, Inc. on that date are entitled to vote at and attend the annual meeting. Each share is entitled to one vote. There were 54,461,649 shares of common stock of V.I. Technologies, Inc. outstanding as of the record date.

Voting materials, which include this proxy statement and the proxy card, will be mailed to stockholders on or about November 15, 2004.

General Information

This proxy statement is being provided and the accompanying proxy is being solicited by our Board of Directors for use at the annual meeting of stockholders of V.I. Technologies, Inc. to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on December 15, 2004 at 10:00 a.m. local time, or at any adjournment or postponement of the annual meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about November 15, 2004 to all our stockholders entitled to notice of, and to vote at, the annual meeting. Our principal executive office is located at 134 Coolidge Avenue, Watertown, Massachusetts 02472, and our telephone number is (617) 926-1551.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Only holders of record at the close of business on November 10, 2004 will be entitled to notice of, and to vote at, the annual meeting. As of November 10, 2004 we had 54,461,649 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the annual meeting. A majority of the outstanding shares of common stock will constitute a quorum at the annual meeting. Abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions or is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.”

Voting via the Internet or by Telephone

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site.

Votes submitted via the Internet or by telephone must be received by 2:00 p.m. Eastern Standard Time, on December 14, 2004. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the annual meeting. It may be revoked by mailing to our Secretary, Thomas Higgins, at our principal executive offices, 134 Coolidge Avenue, Watertown, Massachusetts 02472, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the annual meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s shares that confirms that stockholder’s beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the annual meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR the election of the Class II Director described herein; (ii) FOR the election of the Class III Directors described herein; (iii) FOR the ratification of the appointment of KPMG LLP as our independent auditors for the current fiscal year; and (iv) in accordance with the judgment of the proxy holders as to any other matter that may properly come before the annual meeting or any adjournment thereof.

PROPOSALS 1 and 2

ELECTION OF DIRECTORS

The Board of Directors has previously fixed the number of directors for the year ending January 1, 2005 at eight. Under our charter, our Board of Directors is divided into three classes. One class of directors is elected each year for a three-year term. The current term of our Class III Directors will expire at the 2004 Annual Meeting of Stockholders. The nominees for Class III Director are Dr. Samuel K. Ackerman and Messrs. Joseph Limber and David Tendler. They are each currently a Class III Director and have consented to be named in this proxy statement and to serve if re-elected. The Class III Directors elected in 2004 will serve for a term of three years which will expire at our 2007 Annual Meeting of Stockholders or when their successors are elected and qualified. Dr. Doros Platika, currently a Class III Director, has been nominated to fill the remaining term of a Class II Director. Dr. Platika has consented to be named in this proxy statement and to serve, if elected, for the remaining term of two years which will expire at our 2006 Annual Meeting of Stockholders or when his successor is elected and qualified. It is intended that the persons named as proxies will vote for Drs. Ackerman and Platika, and Messrs. Limber and Tendler for election to the Board of Directors as Class II or Class III Directors, as applicable. If a nominee is unable to serve, which is not expected, the shares represented by the proxy will be voted for such other candidate as may be nominated by the Board of Directors.

Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the Nasdaq Stock Market: Dr. Doros Platika, Mr. David Tendler, Mr. Joseph Limber, Mr. Irwin Lerner and Mr. Jeremy Hayward-Surry.

Votes Required to Elect the Director

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the election will be required to elect Drs. Platika and Ackerman and Messrs. Limber and Tendler. Broker non-votes will not be counted in determining the shares entitled to vote nor treated as votes cast.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEES.

Biographical Information

Biographical and certain other information concerning our directors is set forth below:

Class II Nominee for Election to a Two-Year Term Expiring at the 2006 Annual Meeting

Doros Platika, M.D., age 51, has served as a director since August 2000. Dr. Platika has been President and Chief Executive Officer at Pittsburgh Life Science Greenhouse (“PLSG”) since December 2003. PLSG is a public/private partnership which invests in and supports the growth of regional life sciences companies. From February 2003 to November 2003, Dr. Platika was an advisor at MPM Capital L.P., a dedicated investor in life sciences, with committed capital under active management of more than $2.1 billion. Dr. Platika was Chairman, President, and Chief Executive Officer of Centagenetix, a privately held company founded to decipher the genetic basis of longevity through the study of centenarians, from May 2002 until its merger with Elixir Pharmaceuticals in February 2003. Dr. Platika was Chairman of the Board of Curis, Inc., a developer of biotechnology products based on technologies in regenerative medicines, until 2002. Dr. Platika was previously President and Chief Executive Officer of Curis from February 2000 until September 2001. He was the Chief Executive Officer of Ontogeny, Inc. from July 1996 until Ontogeny’s merger into Curis in July 2000. Prior to joining Ontogeny, Dr. Platika completed residencies in medicine and neurology at Massachusetts General Hospital (“MGH”) where he rose to Chief Resident. He completed his post-doctoral study at the Massachusetts Institute of Technology’s Whitehead Institute and at MGH in association with Harvard Medical School. Dr. Platika also served on the faculties of Harvard Medical School and of Albert Einstein College of Medicine as head of gene therapy.

Class III Nominees for Election to a Three-Year Term Expiring at the 2007 Annual Meeting

Samuel K. Ackerman, M.D., age 56, has served as a director and as our Chairman and Chief Scientific Officer since November 1999. Dr. Ackerman co-founded Pentose Pharmaceuticals, Inc. in June 1995 and served as its President, Chief Executive Officer and Director from February 1997 until Pentose’s merger with Vitex on November 12, 1999. Dr. Ackerman became Executive Vice President and Chief Scientific Officer of Vitex upon the merger and in September 2000 became Chairman of the Board. He previously served as Vice President, Development and Regulatory Affairs of OraVax, Inc. from December 1993 to January 1997. From May 1986 to November 1993, he was Senior Vice President, Medical and Regulatory Affairs of XOMA Corporation and before that was Director of the Investigational New Drug Division of the Center for Biologics Evaluation and Research of the Food and Drug Administration. Dr. Ackerman was founding President and Chief Executive Officer of Cyclis Pharmaceuticals, Inc., a cancer therapeutics company, from its inception in October 2001 until September 2003, when it was acquired by Arqule, Inc. Dr. Ackerman has been Chairman & Interim Chief Executive Officer of Panacos Pharmaceuticals, Inc. (“Panacos”) a company engaged in the discovery and development of drugs for the treatment of HIV and other major viral diseases, since November 2003. Vitex has agreed that, as of the closing of the merger between Vitex and Panacos, it will cause Dr. Ackerman, the Chairman of the Board and Interim Chief Executive Officer of Panacos and the Chairman of the Board of Vitex, to become the Chief Executive Officer of Vitex. See “Certain Relationships and Related Party Transactions.”

David Tendler, age 66, has served as a director since December 1994. From 1994 until September 2000, he served as Chairman of our Board of Directors. Since September 2000, he has been the Chairman of our Executive Committee. Since 1985, Mr. Tendler has been a partner in the international consulting firm Tendler Beretz LLC. In 1981, he was named

Chairman and Chief Executive Officer of Phibro Corporation, which subsequently acquired Salomon Brothers, at which point Mr. Tendler became Co-Chairman and CEO of Phibro-Salomon. He joined Philipp Brothers (the predecessor to Englehard Minerals & Chemicals Corp./Phibro Corp.) in 1960, managed Far Eastern operations for more than seven years, and was promoted to President of Phibro in 1975. He remains active in the private equity and consulting businesses, and in various charitable organizations, including service as a director of Savient Pharmaceuticals, Inc. and a member of the Board of Trustees and the Executive Committee of the New York Blood Center. Mr. Tendler has a B.B.A. from the City University of New York.

Joseph M. Limber, age 51, has served as a director since February 2001. Since January 2004, Mr. Limber has been President and Chief Executive Officer at Prometheus Laboratories, Inc., a specialty pharmaceutical company committed to developing new ways to help physicians individualize patient care. Mr. Limber was a director at ACLARA BioSciences, Inc., a developer of assay technologies and lab-on-a-chip systems for life science research from 1998 to 2003. From 1998 to 2002, Mr. Limber was the President and Chief Executive Officer of ACLARA BioSciences, Inc. From 1996 to 1998, Mr. Limber was the President and Chief Operating Officer of Praecis Pharmaceuticals, a biotechnology company focused on the discovery and development of pharmaceutical products. Prior to this position, he served as Executive Vice President of SEQUUS Pharmaceuticals, Inc. Mr. Limber also held management positions in marketing and sales with Syntex Corporation from 1987 to 1992 and with Ciba-Geigy Corporation from 1975 to 1987. Mr. Limber holds a B.A. from Duquesne University.

Class I Directors Continuing in Office Until the 2005 Annual Meeting

John R. Barr, age 47, joined our company as President, Chief Executive Officer and a director in November 1997. Previously, Mr. Barr served as President of North American Operations at Haemonetics Corporation from 1995 to 1997 where he had responsibility for Haemonetics’ blood bank, commercial plasma and blood bank services businesses. He also managed the global manufacturing and North American research and development functions and served as a member of the Board of Directors of Haemonetics. Prior to joining Haemonetics in 1990, he held various positions at Baxter Healthcare Corporation. Mr. Barr has an undergraduate degree in Biomedical Engineering from the University of Pennsylvania and an M.M. from the Kellogg School of Management at Northwestern University.

Richard A. Charpie, Ph.D., age 52, has served as a director since October 1995. Dr. Charpie served as our Chief Executive Officer from August 1997 to November 1997. He was our Vice President from November 1997 until January 1998. Dr. Charpie has been the managing general partner of Ampersand Ventures, a venture capital firm, and all of its affiliated partnerships since he founded Ampersand in 1988 as a spin-off of the venture capital group of PaineWebber Incorporated. Currently, Dr. Charpie serves as a director of several privately-held companies. Dr. Charpie holds an M.S. in Physics and a Ph.D. in Applied Economics and Finance, both from the Massachusetts Institute of Technology.

Irwin Lerner, age 74, has served as a director since September 1996. He is the former Chairman of the Board of Directors, Chairman of the Executive Committee, President and Chief Executive Officer of Hoffmann-LaRoche Inc., having retired in September 1993 after being an employee of that company for over 31 years. Mr. Lerner is the Chairman of the Board of Directors of Medarex, Inc. and serves as a director on the boards of Covance Inc. and Nektar Therapeutics, Inc. He served for twelve years on the Board of Pharmaceutical Manufacturers Association (now PhRMA), including chairing the Association’s FDA Issues Committee and the PMA Foundation. Mr. Lerner has also served on the Boards of the National Committee for Quality Health Care, the Partnership for New Jersey and the Center for Advanced Biotechnology and Medicine of Rutgers University. He received his B.S. and MBA degrees from Rutgers University, where he is currently Distinguished Executive-in-Residence at the Rutgers Business School.

Class II Director Continuing in Office Until the 2006 Annual Meeting

Jeremy Hayward-Surry, age 61, has served as a director since December 1997. He was the President of Pall Corporation, a global company operating in the fields of filtration, separations and purification from July 1994 through July 2003 and a member of its Board of Directors from April 1993 through November 2003. Mr. Hayward-Surry was also the Treasurer and Chief Financial Officer of Pall from August 1992 until December 1997 and Executive Vice President of Pall from 1992 to July 1994. Mr. Hayward-Surry is a Director and the Non-Executive Chairman of the Board of Directors of Savient Pharmaceuticals, Inc., a specialty pharmaceuticals company engaged in the research, development, manufacture, and marketing of pharmaceutical products since June 2003. Mr. Hayward-Surry is a Fellow of the Institute of Chartered Accountants in England and Wales.

Board Committees and Meetings

Meeting Attendance. During the fiscal year ended December 27, 2003 (“Fiscal Year 2003”), our Board of Directors held eleven meetings, and the various committees of the Board held a total of 13 meetings. The Board of Directors had an Executive Committee, Audit Committee and a Compensation Committee. The function of a nominating committee was performed by the Board of Directors during 2003 and until the formation of a Nominating and Governance Committee in September 2004. Each incumbent director attended at least 75% of the Board of Directors meetings and meetings of committees of the Board of Directors of which he was a member. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of the stockholders. One director attended our annual meeting of stockholders held in 2003.

Executive Committee. The Executive Committee of our Board of Directors is currently composed of Mr. David Tendler, Mr. John Barr, and Dr. Richard Charpie, with Mr. Tendler serving as Chairman. Mr. Barr is the President and CEO of Vitex. Dr. Richard Charpie and Mr. David Tendler are not employees of the company. The Executive Committee serves as the interface between the Board of Directors and management and meets with management at regular intervals between Board meetings. It met five times during Fiscal Year 2003.

Audit Committee. The Audit Committee of our Board of Directors is currently composed of Mr. Hayward-Surry, Mr. Limber and Mr. Lerner, with Mr. Hayward-Surry serving as Chairman. Our Audit Committee has the authority to retain and terminate the services of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Hayward-Surry is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. The Audit Committee operates under a written charter, adopted by our Board of Directors in 2000 and reviewed and reaffirmed annually, most recently on April 20, 2004. For information about our Audit Committee, see the “Audit Committee Report” contained herein.

Compensation Committee. The Compensation Committee of our Board of Directors is currently composed of Mr. Lerner and Mr. Limber, with Mr. Lerner serving as Chairman. Both members of the Compensation Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer. The Compensation Committee’s duties include the administration of our 1998 Director Plan, our 1998 Equity Incentive Plan, our 1999 Supplemental Plan and our 1998 Employee Stock Purchase Plan. The Compensation Committee met once in Fiscal Year 2003.

Nominating & Governance Committee. The Nominating & Governance Committee of our Board of Directors was formed in September 2004 and is currently composed of Mr. Hayward-Surry and Dr. Platika, with Mr. Hayward-Surry serving as Chairman. Both members of the Nominating Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Nominating & Governance Committee is responsible for: (i) identifying individuals qualified to become members of the Board, and recommending to the Board director nominees for election, (ii) evaluating of the composition, organization and governance of the Board, (iii) the annual performance review of the Board, (iv) evaluating and making recommendations for Board committee assignments, (v) overseeing the process of succession planning for the executive officers of the Company, and (vi) the annual review and updating of the Company’s Code of Business Conduct and Ethics. The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2005 Annual Meeting of Stockholders using the procedures set forth in the Company’s By-laws, it must follow the procedures described in

“Stockholder Proposals and Nominations For Director.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating Committee by mail at 134 Coolidge Avenue, Watertown, MA 02472.

A copy of the Nominating Committee’s written charter has been filed with the Securities and Exchange Commission as an exhibit to our Proxy Statement on Schedule 14A for the 2004 Annual Meeting of Stockholders and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 134 Coolidge Avenue, Watertown, MA 02472.

Shareholder Communications to the Board

Generally, shareholders who have questions or concerns should contact our Investor Relations department at (617) 926-1551. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board C/O V.I. Technologies, Inc. 134 Coolidge Avenue, Watertown, MA 02472.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has appointed KPMG LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending January 1, 2005. Our Board of Directors recommends that our stockholders vote for ratification of such appointment. A representative of KPMG LLP will be present at the meeting and will be available to respond to appropriate stockholders’ questions and to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3.

The submission of this matter to our shareholders at the annual meeting is not required by law or by our bylaws. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of a majority of the shares present or represented and entitled to vote at the meeting, the Board of Directors intends to reconsider its appointment of KPMG LLP as independent auditors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of October 15, 2004: (i) by each person (or group of affiliated persons) who we know to own beneficially more than five percent of our outstanding shares of common stock; (ii) by the individual who served as our chief executive officer during the fiscal year ended December 27, 2003; (iii) by the executive officers other than the chief executive officer who earned more than $100,000 in the fiscal year ended December 27, 2003 and who were employed by us on December 27, 2003; (iv) by each of our directors; and (v) by all of our current directors and executive officers as a group. As of October 15, 2004, we had 54,461,649 shares of common stock outstanding. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner*	Beneficially Owned Shares Number (1)	Percent of Class
5% Stockholders
Ampersand Funds(2)	9,278,136	17.0%
55 William Street, Suite 240
Wellesley, MA 02481
Pall Corporation	6,174,590	11.3%
2200 Northern Boulevard
East Hills, NY 11548
Named Executive Officers and Directors

Richard A. Charpie(3)	9,397,780	17.3%
John R. Barr(4)	1,152,334	2.1%
Thomas T. Higgins(5)	575,116	1.1%
Samuel K. Ackerman, M.D.(6)	449,343	**	%
Irwin Lerner(7)	64,289	**	%
David Tendler(8)	45,349	**	%
Doros Platika, M.D.(9)	27,054	**	%
Joseph M. Limber(10)	25,054	**	%
Jeremy Hayward-Surry	9,804	**	%

All current directors and executive officers as a group (9 persons)(11)	11,746,123	21.6%

*	Address provided for beneficial owners of 5% or more of the outstanding common stock only.
**	Indicates less than one percent.

(1)	Beneficial ownership of common stock is determined in accordance with the rules of the Securities and Exchange Commission, and includes shares for which the holder has sole or shared voting or investment power. Shares of our common stock subject to options currently exercisable or which become exercisable within 60 days of October 15, 2004 are deemed to be beneficially owned by the person holding such options and outstanding and, in accordance with the rules of the Securities and Exchange Commission, are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Consists of 2,161,765 shares held by Ampersand 1999 Limited Partnership (“AMP-99”), 44,118 shares held by Ampersand 1999 Companion Fund Limited Partnership (“AMP-99 CF”), 6,963,020 shares held by Ampersand 1995

Limited Partnership (“AMP-95”) and 109,233 shares held by Ampersand 1995 Companion Fund Limited Partnership (“AMP-95 CF”). AMP-99 Management Company Limited Liability Company is the general partner of AMP-99 and AMP-99 CF. AMP-95 MCLP LLP is the general partner of AMP-95 Management Company Limited Partnership, which itself is the general partner of both AMP-95 and AMP-95 CF and has voting and investment control over the shares held by those two entities. Richard A. Charpie is the Principal Managing Member of AMP-99 Management Company Limited Liability Company and the Managing Partner of AMP-95 MCLP LLP. Dr. Charpie disclaims beneficial ownership of shares held by any of the above-listed entities except to the extent of his pecuniary interest therein.

(3)	Consists of shares described in note (2) of which Dr. Charpie may be considered the beneficial owner, 83,302 shares directly owned by Dr. Charpie, 11,342 shares held by Ampersand Venture Management Trust (as successor to Ampersand Venture Management LLC), and 25,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004. Dr. Charpie is the sole member of Ampersand Venture Management 2003 LLC, which is the sole holder of shares of beneficial interest of Ampersand Venture Management Trust. Dr. Charpie disclaims beneficial ownership of the shares described in note (2) except to the extent of his pecuniary interest therein.

(4)	Consists of 12,549 shares owned and 1,139,785 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004.

(5)	Consists of 16,783 shares owned and 558,333 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004.

(6)	Consists of 428,637 shares owned directly, 14,706 shares of which Dr. Ackerman may be considered the beneficial owner and 6,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004.

(7)	Consists of 32,581 shares owned and 31,708 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004.

(8)	Consists of 16,349 shares owned and 29,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004.

(9)	Consists of 9,804 shares owned and 17,250 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004.

(10)	Consists of 9,804 shares owned and 15,250 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004.

(11)	Includes 1,822,326 shares issuable upon the exercise of outstanding options exercisable within 60 days of October 15, 2004.

ADDITIONAL INFORMATION

Management

Officers are elected annually by our Board of Directors and serve at the discretion of the Board of Directors. Set forth below is information regarding our current executive officers who are not also directors of our company:

Name	Age	Position
Thomas T. Higgins	53	Executive Vice President, Operations and Chief Financial Officer

Thomas T. Higgins has served as Chief Financial Officer and Executive Vice President, Operations since June 1998. Prior to joining us, Mr. Higgins was with the Cabot Corporation, a global specialty chemicals company, from 1985 to 1997, most recently as President of Distrigas of Massachusetts Corporation, a former subsidiary of the Cabot Corporation. Also in 1997, Mr. Higgins was Executive Vice President and Chief Operating Officer of Cabot’s Liquified Natural Gas Division. From 1989 to 1997, Mr. Higgins served the Cabot Corporation in Asia, as Vice President and General Manager of the Pacific Asia Carbon Black Division in Malaysia (1996-1997), Managing Director in Indonesia (1990-1995) and Director of New Ventures in Japan (1989-1990). Previously, Mr. Higgins was with Price Waterhouse. Mr. Higgins holds a B.B.A. from Boston University.

There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Compensation of Directors

Mr. Tendler received $40,000 for his services as Chairman of our Executive Committee during Fiscal Year 2003. Messrs. Hayward-Surry, Limber and Lerner and Dr. Platika each received $15,000 for their services as directors. Mr. Hayward-Surry also received $2,500 in Fiscal Year 2003 for his services as Chairman of the Audit Committee. Mr. Lerner also received $1,000 in Fiscal Year 2003 for his services as Chairman of the Compensation Committee. Each of the Board members also received $2,000 for each meeting of the Board that they attended. If an Audit Committee meeting occurred on days other than when a Board meeting took place, these directors received $1,500 for each meeting attended. Members of the Compensation Committee receive $1,000 per meeting.

All members of the Board of Directors receive reimbursement of expenses associated with their attendance of meetings of the Board of Directors or of any committee of which they are a member.

In addition, directors who are not also officers or employees received option grants under the 1998 Director Stock Option Plan, as amended. This plan provides for an automatic grant of options to purchase 15,000 shares of common stock upon initial election to the Board of Directors. These grants vest twenty-five percent on the six-month anniversary of the grant date and then vest twenty-five percent each on the second, third and fourth year anniversary of the grant date. This plan also provides for an automatic annual grant of options to purchase 2,000 shares of common stock. These grants vest one hundred percent on the one-year anniversary of the grant date. The term of all options granted under the 1998 Director Stock Option Plan, as amended, is ten years from the date of grant. The exercise price for all options granted under the 1998 Director Stock Option Plan, as amended, is equal to the last sale price for the common stock on the business day immediately preceding the date of grant. The exercise price may be paid in cash or shares.

Pursuant to the 1998 Director Stock Option Plan, Messrs. Tendler, Hayward-Surry, Lerner and Limber and Drs. Ackerman, Charpie and Platika each received an automatic annual option grant on December 17, 2003 to purchase 2,000 shares of common stock.

We entered into a consulting agreement in October 2000 with Dr. Ackerman. Under the terms of this agreement which renews annually, Dr. Ackerman received a total of $100,000 for his consulting services in Fiscal Year 2003. The consulting agreement was amended in 2004 and, under the amended terms, Dr. Ackerman will receive $200,000 for his consulting services in Fiscal Year 2004.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning compensation (including salary, bonuses, stock options, and certain other compensation) paid by us for services in all capacities for fiscal years ended December 27, 2003, December 28, 2002 and December 29, 2001 to our Chief Executive Officer and to each of the other persons who served as our executive officers at December 27, 2003 and whose salary plus bonus exceeded $100,000 in Fiscal Year 2003 (together being hereinafter referred to as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	All Other Annual Compensation ($) (2)	Securities Underlying Options (#)
John R. Barr	2003	$415,291	$0	—	717,621	(4)
President and Chief	2002	391,765	0	—	75,000	(3)
Executive Officer	2001	371,087	125,000	—	75,000	(3)

Thomas T. Higgins	2003	268,221	0	—	365,000	(4)
Executive Vice President,	2002	255,680	0	—	75,000	(3)
Operations and Chief Financial Officer	2001	242,230	68,432	—	50,000	(3)

Bernadette L. Alford, Ph.D. (5)	2003	271,021	0	—	300,000	(4)
Executive Vice President,	2002	253,369	0	—	100,000	(3)
Development, Regulatory and Clinical Affairs	2001	237,980	67,725	—	50,000	(3)

(1)	Bonuses are reported on an accrual basis in each year in which a bonus was earned.

(2)	Excludes perquisites and other personal benefits, securities or property which, in the aggregate, are less than the lesser of $50,000 or ten percent (10%) of the total of the annual salary and bonus reported for the Named Executive Officer for the year.

(3)	These stock options were granted under the 1998 Equity Plan which is administered by the Compensation Committee. These options have an exercise price equal to fair market value on the date of the grant, vest in four equal annual installments on the first four anniversaries of the date of grant, and expire ten years from the date of grant.

(4)	These stock options were granted under the 1998 Equity Plan and the 1999 Supplemental Stock Option Plan, which are administered by the Compensation Committee. These options have an exercise price equal to fair market value on the date of the grant, vest in three equal installments on the date of grant and on the first two anniversaries of the date of grant, and expire ten years from the date of grant.

(5)	Bernadette L. Alford, Ph.D. was not employed by the company after July 2004.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning individual grants of options to purchase common stock made to each Named Executive Officer during Fiscal Year 2003.

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year 2003(2)	Exercise Price ($/Share)	Expiration Date (3)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
					5%($)	10%($)
John R. Barr	717,621	40%	$2.08	6/11/2013	$939,000	$2,379,000
Thomas T. Higgins	365,000	20%	$2.08	6/11/2013	$477,000	$1,210,000
Bernadette L. Alford, Ph.D. (5)	300,000	17%	$2.08	6/11/2013	$392,000	$994,000

(1)	See Note (4) to the Summary Compensation Table. The options vest in three equal installments on the date of grant and on the first two anniversaries of the date of grant.

(2)	Options to purchase an aggregate of 1,809,365 shares were granted to all our employees and directors in Fiscal Year 2003.

(3)	Options expire ten years from grant date unless the individual earlier terminates employment. Upon such termination of employment, all vested options expire 90 days from the termination date.

(4)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(5)	Bernadette L. Alford, Ph.D. was not employed by the company after July 2004.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

Presented below is information about the number and value of unexercised stock options to purchase our common stock held by each Named Executive Officer as of December 27, 2003. Named Executive Officers exercised no options in Fiscal Year 2003.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End($) Exercisable/ Unexercisable(1)
John R. Barr	825,578/609,664	—/—
Thomas T. Higgins	405,416/324,584	—/—
Bernadette L. Alford, Ph.D. (2)	262,500/337,500	—/—

(1)	Based on the difference between the option exercise price and the closing price per share of the underlying common stock on the Nasdaq National Market on December 26, 2003, which closing price was $1.33. In each case, the option exercise price was greater than the closing price per share of the common stock on December 26, 2003.

(2)	Bernadette L. Alford, Ph.D. was not employed by the company after July 2004.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 27, 2003.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
1998 Director Stock Option Plan	183,000	$4.64	67,000
1998 Equity Incentive Plan	3,373,800	$5.01	68,800
1999 Supplemental Stock Option Plan	450,404	$3.74	146,486
Equity compensation plans not approved by security holders	none	none	none

Total	4,007,204	$4.85	282,286

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is composed of two independent, disinterested directors who are not employees of the Company. The Compensation Committee reviews and approves all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company’s Directors and executive officers, as well as all stock option grants, performance-based stock options and both long-term and short-term cash incentive awards to all key employees.

The Company’s executive compensation program is designed to be linked closely to corporate performance and stockholder interests. To this end, we have developed an overall compensation strategy and specific compensation plan that tie a very significant portion of executive compensation to the Company’s success in meeting specified performance goals. In addition, through the use of stock options, we seek to link part of each executive’s compensation to performance of the Company’s stock. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals of the Company’s business strategy, align executive and stockholder interests through equity-based plans and, finally, to provide a compensation package that is competitive and that recognizes individual contributions, as well as overall business results.

The key elements of the Company’s executive compensation consist of base salary, annual incentive bonuses and stock options. Our policies with respect to each of these elements, including the basisi for the compensation awarded to Mr. John Barr, Chief Executive Officer, are discussed below.

Base Salary

Base salaries for new executive officers are initially determined by nature of the responsibilities of the position held and the experience of the individual. In making determinations regarding base salaries, we consider generally available information regarding salaries prevailing in the biotechnology industry, but do not utilize any particular indices or peer groups. Base salaries are reviewed on an annual basis. We determined that Mr. Barr’s base salary, and the base salaries of the other executive officers, were commensurate with the base compensation paid to similarly situated officers in comparable companies.

Annual Incentive Bonus

We review the Company’s annual performance plan for the ensuing fiscal year and set specific incentive target bonus awards which are directly linked to the short term financial and milestone target achievement performance objectives of the Company as a whole. The executive officers of the Company then have an opportunity to earn a payout of their individual target bonuses in each fiscal year provided that the Company meets or exceeds its performance plan for the year. These bonuses are prorated to the extent that the Company achieves a portion of its performance plan. We have complete discretionary authority to award full bonuses or special bonuses for special achievements. After assessment of the Company’s performance against its short-term financial and milestone targets, the Committee decided not to award bonuses to the executive officers for fiscal year 2003.

Stock Options

Under the Company’s 1998 Equity Incentive Plan and the 1999 Supplemental Stock Option Plan, which were approved by the stockholders, stock options are granted to the Company’s executive officers. Stock options granted to executives have an exercise price equal to the fair market value of the common stock on the date of grant and generally vest over four years. Stock option grants are designed to provide incentive for the creation of stockholder value over the long term, since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. In determining the amount of such grants, we consider the job level of the executive, responsibilities to be assumed in the upcoming year, and overall performance. Mr. Barr’s option grant in 2003 reflected our assessment of Mr. Barr’s performance in fiscal 2002 compared against agreed upon personal and Company goals, as well as the overall progress of the Company, at that time.

Our committee believes that the foregoing combination of base salaries, incentive bonuses and stock option incentives contribute to the achievement of both the short-term and long-term financial performance of the Company.

Irwin Lerner, Chairman

Joseph M. Limber

AUDIT COMMITTEE REPORT

The Audit Committee is composed of three directors, all of whom satisfy the independence and the financial literacy requirements of the rules of the Nasdaq Stock Market.

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company’s financial statements, the adequacy of the Company’s internal controls and disclosure controls, the independent auditors’ qualifications and independence and the performance of the Company’s independent auditors. The Audit Committee also appoints our independent auditors and pre-approves their compensation. The Audit Committee operates under a written charter, adopted by our Board of Directors in 2000 and reviewed and reaffirmed annually, most recently on April 20, 2004.

The Audit Committee was also actively involved in the development of a new Code of Business Conduct and Ethics for the Company. This policy, signed annually by the Company’s executive officers and financial officers, was formally adopted in March 2003 and a copy of the policy was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 28, 2002 (“fiscal year 2002”).

In the course of our oversight of the Company’s financial reporting process, we have (i) reviewed and discussed with management and with KPMG LLP (“KPMG”), the Company’s independent auditors, the Company’s audited financial statements for the fiscal year ended December 27, 2003 as well as each of the Company’s quarterly financial reports on Form 10-Q during fiscal year 2003, (ii) discussed with KPMG, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, (iii) reviewed and discussed with management the adequacy of the Company’s internal controls and disclosure controls, (iv) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, (v) discussed with the auditors any relationships that may impact their objectivity and independence, (vi) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence, (vii) pre-approved all compensation paid to KPMG for audit services and for non-audit services in fiscal year 2003, and (viii) evaluated the performance of audit services and non-audit services by KPMG during fiscal year 2003.

Based on the foregoing review and discussions, we recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year 2003 for filing with the Securities and Exchange Commission. In addition, the Audit Committee has appointed KPMG LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending January 1, 2005.

Jeremy Hayward-Surry, Chairman

Irwin Lerner

Joseph M. Limber

NOMINATING AND GOVERNANCE COMMITTEE REPORT

The Nominating and Corporate Governance Committee of the Board of Directors was formed in September 2004 and consists of two directors who satisfy the SEC and Nasdaq independence standards. The Committee is responsible for: (i) identifying individuals qualified to become members of the Board, and recommending to the Board director nominees for election, (ii) evaluating of the composition, organization and governance of the Board, (iii) the annual performance review of the Board, (iv) evaluating and making recommendations for Board committee assignments, (v) overseeing the process of succession planning for the executive officers of the Company, and (vi) the annual review and updating of the Company’s Code of Business Conduct and Ethics. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which is filed with the Securities and Exchange Commission as an exhibit to our Proxy Statement on Schedule 14A for the 2004 Annual Meeting of Stockholders and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 134 Coolidge Avenue, Watertown, MA 02472.

At our initial meeting in September 2004, we reviewed the qualifications and prior service of candidates for nomination as Directors of the Company. We recommended the following nominations: Class II Director—Doros Platika, M.D.; Class III Directors—Samuel K. Ackerman, M.D, David Tendler, and Joseph M. Limber. We also reviewed Board committee assignments for fiscal year 2004 and submitted our recommendations to the Board of Directors. Finally, we conducted the annual review of the Code of Business Conduct and Ethics.

Jeremy Hayward-Surry, Chairman

Doros Platika, M.D.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

In 1998, the Company and Pall Corporation (“Pall”) entered into a series of agreements (the “original Pall Agreements”) providing for, among other things, a collaboration on the development and marketing of systems employing the Company’s pathogen reduction technologies for red blood cell and platelet concentrates. Pall is a leading manufacturer and supplier of filtration products, including those relating to the collection, preservation, processing, manipulation, storage and treatment of blood and blood products. Under those original Pall Agreements, Pall received exclusive worldwide distribution rights to all the Company’s systems incorporating pathogen reduction technology for red blood cells and platelets. The parties also equally shared research, development, clinical and regulatory responsibilities and agreed to equally share profits from operations.

In 2002, the Company and Pall modified their collaboration (the “modified collaboration”) on the INACTINETM Pathogen Reduction System for red cells to permit the addition of new distribution partners. Vitex acquired worldwide distribution rights previously held by Pall and assumed responsibility for funding the program. Pall acquired a royalty interest in each INACTINETM treatment of red cells. Pall also provided the Company a one year $5.0 million revolving credit facility and committed to an additional $4.0 million equity investment.

Under the original Pall Agreements and the modified collaboration, Pall provided the Company reimbursement for red cell program expenses of approximately $3.6 million and $5.8 million during fiscal years 2002 and 2001 and made equity investments in the Company totaling $20.0 million at market price, including $4.0 million in 2003. The Company fully utilized the $5.0 million revolving credit facility and repaid the outstanding balance upon maturity in 2003. As of October 15, 2004, Pall owned 11.3% of our outstanding shares.

In January 2004, we recorded the settlement of $5.5 million in outstanding receivables from Precision Pharma Services, Inc., a majority owned affiliate of Ampersand Ventures in exchange for receiving $1.7 million in cash, plus the return of 4.4 million shares of our common stock with a value of $4.9 million based on the market closing price on the Nasdaq National Market on the date prior to settlement.

As of October 15, 2004, Ampersand Ventures owned 17.0% of our outstanding stock, as described in Note 2 to the Security Ownership of Certain Beneficial Owners and Management table. Dr. Charpie, our director, is a general partner in Ampersand and managing general partner of various Ampersand funds (as more fully described in Note 2 to the Security Ownership of Certain Beneficial Owners and Management table). As of October 15, 2004, Dr. Charpie may be considered a beneficial owner of 17.3% of our outstanding stock, including shares owned directly and shares issuable upon the exercise of outstanding options.

We entered into a consulting agreement in October 2000 with Dr. Ackerman. Under the terms of this agreement which renews annually, Dr. Ackerman received a total of $100,000 for his consulting services in Fiscal Year 2003. The consulting agreement was amended in

2004 and, under the amended terms, Dr. Ackerman will receive a total of $200,000 for his consulting services in Fiscal Year 2004.

On June 2, 2004, the Company entered into a definitive merger agreement with privately-held Panacos Pharmaceuticals, Inc. (“Panacos”), a biotechnology company discovering and developing novel antiviral drugs for the treatment of HIV infection and other major human viral diseases. On November 8, 2004, the Company announced that the merger terms had been amended.

Under the amended terms of the proposed merger, the Company will issue approximately 54.5 million common shares to Panacos shareholders in exchange for all outstanding Panacos common and preferred shares at the close of the merger. Upon the achievement of a defined clinical milestone, Vitex will issue approximately 30.5 million additional shares of Vitex common stock.

Vitex has agreed that, as of the closing of the merger, it will cause Dr. Ackerman, the Chairman of the Board and Interim Chief Executive Officer of Panacos and the Chairman of the Board of Vitex, to become the Chief Executive Officer of Vitex. Dr. Ackerman will own options to acquire Panacos common stock representing 1% of the outstanding capital stock of Panacos at the effective time. Dr. Ackerman is a stockholder, director and, pursuant to a consulting arrangement, the Chief Scientific Officer of Vitex and a director, executive officer and holder of options to purchase stock of Panacos.

In addition, Ampersand Ventures, a greater-than-10% stockholder of Vitex, owns approximately 33% of the Panacos common stock on an as-converted-to-common stock basis. Accordingly, Ampersand Ventures has an interest in the merger as a Vitex stockholder and also as a Panacos stockholder. Assuming the closing of the merger, based on the estimated exchange ratio, Ampersand Ventures would own approximately 25% of the common stock of Vitex.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return of our common stock from June 11, 1998 (the date that our stock began trading publicly) through December 27, 2003 against the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index during the same period. We caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance.

Comparison of Cumulative Total Return Among V.I. Technologies, Inc.,

the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index

Company/Index Name	Base Date June 11, 1998	Dec. 31, 1998	Dec. 31, 1999	Dec. 29, 2000	Dec. 28, 2001	Dec. 27, 2002	Dec. 28, 2003
V.I. Technologies, Inc.	$100.00	$92.22	61.11	46.66	$54.67	$9.87	$11.82
Nasdaq Stock Market Index	$100.00	$127.03	235.71	142.60	$113.57	$77.06	$112.77
Nasdaq Pharmaceutical Index	$100.00	$126.59	234.06	296.39	$183.48	$95.05	$106.90

The graph shown above assumes that $100 was invested in our common stock and in each index on June 11, 1998. The total return for the indices used assumes the reinvestment of all dividends.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the Compensation Committee are Messrs. Lerner and Limber. No member of the Compensation Committee has at any time been an officer or employee of our company. None of our executive officers serves as a member of the compensation committee or Board of Directors of any other entity which has an executive officer serving as a member of our Board of Directors or Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers, and greater than ten percent holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received or written representations from certain reporting persons, we believe that during Fiscal Year 2003 all of the filing requirements under Section 16(a) applicable to our directors, executive officers and ten percent holders were met except that one late Form 4 report was filed by Dr. Charpie on June 6, 2003 for the acquisition of shares beneficially owned by him in a rights offering on June 3, 2003.

INFORMATION CONCERNING INDEPENDENT AUDITORS

The firm of KPMG LLP, independent public accountants, has examined our financial statements for the year ended December 27, 2003. During the fiscal years ended December 27, 2003 and December 28, 2002, fees for services provided by KPMG LLP were as follows:

	Year Ended
	December 27, 2003	December 28, 2002
Audit Fees (1)	$82,366	$66,459
Audit-Related Fees (2)	32,250	1,000
Tax Fees (3)	4,750	26,100
All Other Fees	—	—

Total	$119,366	$93,559

(1)	Audit Fees consisted of fees billed for services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q, and other services normally provided in connection with statutory and regulatory filings.

(2)	Audit-Related Fees consisted of fees billed for due diligence procedures in connection with review of registration statements.

(3)	Tax Fees consisted of fees billed for tax review and compliance services.

The Audit Committee of our Board of Directors has determined that the rendering of non-audit services by KPMG LLP was compatible with maintaining their independence.

Audit Committee Pre-Approval Policy

As discussed in the Audit Committee Charter, the Audit Committee requires the pre-approval of any audit or non-audit engagement of KPMG LLP. In the event that we wish to engage KPMG LLP to perform accounting, tax, technical, diligence or other permitted services not related to the services performed by KPMG LLP as our independent auditor, management of the company summarizes for the Audit Committee the proposed engagement, the nature of the engagement and the estimated cost of the engagement. This information is reviewed by our Audit Committee, who evaluates whether the proposed engagement will interfere with the independence of KPMG LLP in the performance of its auditing services. For 2003, all audit and non-audit services were approved by the Audit Committee prior the commencement of such work by KPMG LLP.

ANNUAL REPORT

Our Annual Report on Form 10-K for Fiscal Year 2003 and our Annual Report on Form 10-K/A for Fiscal Year 2003 (which amended our Annual Report on Form 10-K) are available without charge upon request. Requests for copies of the Annual Reports should be sent to Mr. Thomas T. Higgins, Chief Financial Officer at V.I. Technologies, Inc., 134 Coolidge Avenue, Watertown, Massachusetts 02472. The Annual Reports are also available on our website www.vitechnologies.com.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officer. The text of the Code of Business Conduct and Ethics was filed as an exhibit to our 2003 Annual Report on Form 10-K and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 134 Coolidge Avenue, Watertown, MA 02472. Disclosure regarding any amendments to, or waivers from, provisions of the code that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market, Inc.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Your eligibility as a stockholder to submit proposals, the proper subjects of such proposals and other issues governing stockholder proposals, are regulated by the rules adopted under Section 14 of the Exchange Act. To be considered for inclusion in the proxy statement relating to our 2004 annual meeting of stockholders, the stockholder proposals must have been received by November 25, 2004. The deadline for notice of a proposal for which a stockholder will conduct his or her own solicitation is the date not less than 50 days nor more than 75 days prior to the annual meeting, unless less than 65 days notice or public disclosure is given, in which case the stockholder’s notice of proposal to us must be received within 15 days after such notice or disclosure is given. If we do not receive notice of any matter to be considered for presentation at the annual meeting within such time, management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of Thomas Higgins, Chief Financial

Officer, V.I. Technologies, Inc., 134 Coolidge Avenue, Watertown, Massachusetts 02472. On request, the Secretary will provide detailed instructions for submitting proposals. SEC rules set forth standards for the exclusion of some stockholder proposals from a proxy statement for an annual meeting.

OTHER MATTERS

Our Board of Directors does not know of any other matter that may come before the annual meeting. If any other matters are properly presented to the annual meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

Our Board of Directors hopes that stockholders will attend the annual meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope or, if your proxy card or voting instruction form so indicates, vote electronically via the Internet or telephone. You are encouraged to vote electronically if you have the option. A prompt response will greatly facilitate arrangements for the annual meeting, and your cooperation will be appreciated. Stockholders of record who attend the annual meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors

Thomas T. Higgins, Secretary

Watertown, Massachusetts

November 15, 2004

APPENDIX A

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	PURPOSE

The V.I Technologies, Inc. Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”): (1) to assist the Board by identifying qualified candidates for director, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to lead the Board in its annual review of the Board’s performance; (3) to recommend to the Board director nominees for each Board Committee; (4) to oversee the annual process of evaluation of the performance of the Company’s management; and (5) to develop and recommend to the Board corporate governance guidelines applicable to the Company.

To assist in carrying out its duties, the Committee shall have sole authority to retain and terminate any search firm to be used to identify candidates to serve as a director, including sole authority to approve the search firm’s fees and other retention terms. In addition, the Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

II.	COMPOSITION

The Committee shall be comprised of no fewer than three members. All members of the Committee shall meet the independence requirements of the Nasdaq Stock Market, Inc.

Committee members shall be elected by the Board and may be replaced by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Nominating and Governance Committee shall meet at least twice a year and at such other times as it deems necessary to carry out its responsibilities. The Chair of the Committee and/or the Board may call such meetings.

IV.	GOALS, RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Nominating and Governance Committee shall, among other things:

1.	Evaluate the current composition, organization and governance of the Board of Directors and its Committees, and make recommendations to the Board for approval.

2.	Determine desired Board member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired. Evaluate and propose nominees for election to the Board of Directors. At a minimum, nominees for service on the Board must be well-regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with the Company’s business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors and of the biotechnology industry in general. In making such recommendations, the Committee will also consider such qualities as independence from the Company, as the definition of “independence” may be revised from time to time. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

3.	Administer the annual Board of Directors performance evaluation process, including conducting surveys of director observations, suggestions and preferences.

4.	Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board committees, the selection of Board committee chairs, and proposal of the slate of directors for election to the Board.

5.	Consider shareholder nominees for election to the Board. The Committee will consider such nominees using the same screening criteria as are applied to all other nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner, under the requirements of the Securities and Exchange Commission and the Company’s By-laws, as they may be amended from time to time.

6.	As necessary in the Committee’s judgment from time to time, retain and compensate third party search firms to assist in identifying or evaluating potential nominees to the Board.

7.	Evaluate and recommend termination of membership of individual directors in accordance with the Board of Directors’ governance principles, for cause or for other appropriate reasons.

8.	Evaluate and consider matters relating to the qualifications of directors.

9.	Annually review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

10.	Oversee the annual process of performance evaluations of the Company’s management.

11.	Oversee the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company.

12.	Develop, adopt and oversee the implementation of a Code of Business Conduct and Ethics for all directors, executive officers and employees of the Company.

13.	Review and maintain oversight of matters relating to the independence of Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and the rules of the Nasdaq Stock Market.

14.	Oversee and assess the effectiveness of the relationship between the Board and Company management.

15.	Form and delegate authority to subcommittees when appropriate.

16.	Make regular reports to the Board concerning its activities.

17.	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

18.	Annually evaluate its own performance.

19.	Fulfill such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board and/or the Chairman of the Board.

PROXY

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MA 02472

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Mr. Thomas Higgins and Ms. Chithra Baylis, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of V.I. Technologies, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on December 15, 2004 at 10:00 a.m. local time, or any adjournment thereof. The proxies are being directed to vote as specified below, or, if no specification is made, FOR the election of the Class II director; FOR the election of the Class III directors; FOR the ratification of the appointment of KPMG LLP as the Company’s independent accountants for the current fiscal year; and in the judgment of the proxy holders as to any other matter that may properly come before the annual meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it using the enclosed envelope or vote by telephone or internet. We encourage you to vote electronically. Thank you for your prompt consideration of these matters.

Sincerely,

V.I. Technologies, Inc.

DETACH HERE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

Management recommends a vote FOR Proposals No. 1 through 4.

FOR        WITHHOLD

1. Election of the Class II Director	Nominee:	Doros Platika, M.D.

2. Election of the Class III Directors	Nominees:	Dr. Samuel K. Ackerman Mr. David Tendler Mr. Joseph Limber

FOR        AGAINST        ABSTAIN

3. Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the current fiscal year.

4. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Mark here for address change and notification.    ☒

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:                                                  Date:                                                  Signature:                                                  Date: